Exhibit 10.19

AMENDMENT NO. 3
TO REVOLVING CREDIT AGREEMENT

        This Amendment No. 3 to Revolving Credit Agreement, dated as of December 4, 2003 (this “Amendment”), amends that certain Revolving Credit Agreement, dated as of May 22, 2002, as amended by that certain Amendment No. 1 dated as of August 29, 2002, and that certain Amendment No. 2 dated as of May 30, 2003 (as amended, the “Credit Agreement”), among Barnes & Noble, Inc., a Delaware corporation, (the “Borrower”), the lending institutions listed on Schedule 1 to the Credit Agreement (the “Banks”), Fleet National Bank, as administrative agent for itself and each other Bank (in such capacity, the “Administrative Agent”), ING Capital LLC, as documentation agent, Wachovia Bank, National Association, as syndication agent, and Fleet Securities, Inc. and First Union Securities, Inc. (d/b/a Wachovia Securities), as co-arrangers.

        WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Bank parties hereto are willing to agree to such amendments.

        NOW, THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment and fully intending to be legally bound hereby, the parties hereby agree as follows:

        1. Capitalized Terms. Terms used in this Amendment which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

        2. Amendments to Credit Agreement.

        2.1 Amendment of Section 1.1. The definition of “Affiliated Subsidiaries” contained in Section 1.1 of the Loan Agreement is amended by adding the following proviso thereto (prior to the period at the end thereof):

         “, provided that any Subsidiary set forth in the preceding clause (i) or (ii) shall no longer be considered an Affiliated Subsidiary from and after the date upon which it becomes a wholly-owned Subsidiary of the Borrower”.

        2.2 Amendment of Section 1.1. The definition of “Cumulative Excess Cash Flow” contained in Section 1.1 of the Credit Agreement is amended (i) by deleting the reference to “February 3, 2002” contained therein; and (ii) by inserting in place thereof the following: “November 2, 2003”.

        2.3 Amendment of Section 1.1. The definition of “Qualified Investments” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Qualified Investments. As applied to any member of the Borrower Affiliated Group, investments in (i) notes, bonds or other obligations of the United States of America or any agency thereof that as to principal and interest constitute direct obligations of or are guaranteed by the United States of America, (ii) certificates of deposit or other deposit instruments or accounts of banks or trust companies organized under the laws of the United States or any state thereof that have capital and surplus of at least $100,000,000, (iii) commercial paper that is rated not less than prime-one or A-1 or their equivalents by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or their successors, (iv) any repurchase agreement secured by any one or more of the foregoing, (v) Investments in wholly-owned Subsidiaries (other than any Affiliated Subsidiary); provided, however, that the aggregate amount of Investments in Foreign Subsidiaries may not at any time exceed 10% of the Borrower’s Consolidated Tangible Net Worth determined as of the end of the most recently completed fiscal quarter of the Borrower, (vi) loans permitted by Section

6.13, (vii) from and after November 2, 2003, Investments described in clause (i) of the definition of Investments in B&N.com in an aggregate amount outstanding not to exceed $115,000,000, (viii) in addition to all of the foregoing, from and after November 2, 2003, Investments described in clause (i) of the definition of Investments in connection with Permitted Acquisitions; provided, however, that the aggregate consideration (including all cash and non-cash consideration and any assumption of Indebtedness, but excluding any Equity Securities of the Borrower) for such Investments, together with all such consideration paid in connection with Permitted Acquisitions not constituting Investments, shall not exceed, when made, the sum of $105,000,000 plus 50% of the Borrower’s Cumulative Excess Cash Flow, and provided, further, that, with respect to Investments in B&N.com only, (a) Investments described in clause (i) of the definition of Investments shall first be applied to the basket referred to in clause (vii) above and, after such basket has been fully utilized, to the basket under this clause (viii), (b) Investments described in clause (ii) of the definition of Investments shall also be permitted to be made under this clause (viii) in B&N.com, and (c) the aggregate Investments made in B&N.com pursuant to this clause (viii) shall not exceed when made $100,000,000 (the “B&N.com Sub-Limit”), (ix) Investments in Affiliated Subsidiaries and Investments in other minority-owned Persons made prior to the date hereof and disclosed on Exhibit D hereto, and (x) Interest Rate Protection Agreements for an aggregate notional amount not to exceed $300,000,000 at any time outstanding. Notwithstanding the foregoing, (a) in the event that the Borrower makes Investments in B&N.com under clause (viii) of the foregoing provision and, subsequent to such Investments, B&N.com becomes a wholly-owned Subsidiary of the Borrower, the aggregate amount of all such Investments shall be deemed to be available again under such clause (viii) from the date upon which B&N.com became a wholly-owned Subsidiary (other than any amounts in excess of the Investments permitted under clause (vii) above made on or after November 2, 2003 which were used to acquire any capital stock of B&N.com except in connection with an offering of rights to all shareholders of B&N.com), and (b) prior to B&N.com becoming a wholly-owned Subsidiary of the Borrower, the Borrower may, without such Investments being double-counted, convert any Investment it has made in B&N.com under clause (viii) of the foregoing provision to an Investment made under clause (vii) thereof (subject to the limitations contained in such clause (vii)), and any such amount converted shall then no longer count against utilization of the B&N.com Sub-Limit.”

        It is understood and agreed by the Borrower that, for purposes of determining the Borrower’s compliance with Qualified Investments, the permitted baskets in effect prior to the Amendment Effective Date shall continue to govern such compliance for all periods ending on or prior to November 1, 2003.

        2.4 Amendment of Section 1.1. The definition of “Security Agreements” contained in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

         “Security Agreements. (a) The Security Agreements dated as of the date hereof and executed and delivered by the Borrower and each Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent, and (b) any other Security Agreements dated after the date hereof and executed and delivered by a Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent.”

        2.5 Amendment of Section 1.1. The definition of “Pledge Agreements” contained in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

         “Pledge Agreements. (a) The Pledge Agreements dated as of the date hereof and executed and delivered by each of the Borrower and certain of its Subsidiaries to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent, pursuant to which, without limitation, (i) all of the issued and outstanding capital stock of all Subsidiaries (or, in the case of Foreign Subsidiaries, 65%), other than Affiliated Subsidiaries, is pledged to the Administrative Agent, and (ii) all of the issued and outstanding capital stock of the Affiliated Subsidiaries and the capital stock or other equity of minority-owned Persons, in each case which is directly owned by the Borrower or any other member of the Borrower Affiliated Group, is pledged to the Administrative Agent, (b) all Pledge Agreements to be delivered by the Borrower from time to time in accordance with Section 5.2(d) and the definition of Permitted Acquisitions, and (c) any other Pledge Agreements dated after the date hereof and executed and delivered by any Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent.”

        2.6 Amendment of Section 1.1. The definition of “Patent and Trademark Security Agreements” contained in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

         “Patent and Trademark Security Agreements. (a) The Patent and Trademark Security Agreements dated as of the date hereof and executed and delivered by the Borrower and each Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent for the ratable benefit of the Banks, and (b) any other Patent and Trademark Security Agreements dated after the date hereof and executed and delivered by a Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent.”

        2.7 Amendment of Section 1.1. Clause (viii) of the definition of “Permitted Acquisition” contained in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

         “(viii) the aggregate consideration (including all cash and non-cash consideration and any assumption of Indebtedness, but excluding any Equity Securities of the Borrower) for such acquisitions which do not constitute Investments, together with all Investments made pursuant to clause (viii) of the definition of Qualified Investments (but not any other provision of such definition), from and after November 2, 2003, shall not exceed, when made, the sum of $105,000,000 plus 50% of the Borrower’s Cumulative Excess Cash Flow.”

        It is understood and agreed by the Borrower that, for purposes of determining the Borrower’s compliance with clause (viii) of the definition of Permitted Acquisition, the permitted basket in effect prior to the Amendment Effective Date shall continue to govern such compliance for all periods ending on or prior to November 1, 2003.

        2.8. Amendment of Section 6.9(b). Section 6.9(b) is hereby amended and restated in its entirety as follows:

“(b) the Borrower may effect redemptions and repurchases of its stock and pay dividends to its stockholders, provided that, with respect to this clause (b), (x) no Default or Event of Default has occurred or is continuing, both before and after giving effect to any such distributions, dividends, redemptions, repurchases and payments, and (y) the cumulative aggregate amount of redemptions and repurchases made from and after November 2, 2003, shall not exceed, when made, an aggregate amount equal to the sum of $105,000,000 plus 15% of the Borrower’s Cumulative Excess Cash Flow.”

        It is understood and agreed by the Borrower that, for purposes of determining the Borrower’s compliance with Section 6.9(b), the permitted basket in effect prior to the Amendment Effective Date shall continue to govern such compliance for all periods ending on or prior to November 1, 2003.

        3. Effectiveness. This Amendment shall become effective on the first date when the following conditions are met (the “Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts hereof signed by the Required Banks, all of the Guarantors and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received in form satisfactory to it a telecopy or other written confirmation from such party of execution of a counterpart hereof by such party);

(b) the Administrative Agent shall have received stock certificates and stock transfer powers executed in blank for all B&N.com capital stock owned by the Borrower as of the Amendment Effective Date (except for stock certificates representing shares of Class A common stock of B&N.com), along with an updated Schedule 1 to the B&N.com Holding Corp. Securities Collateral Pledge Agreement;

(c) the Administrative Agent shall have received payment of an amendment fee for each Bank which shall have executed and delivered a counterpart hereof as contemplated by clause (a), such amendment fee to be in an amount equal to 0.10% of such Bank’s Commitment; and

(d) each of the Administrative Agent and the Arranger shall have received payment of all other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Borrower) and other compensation payable to any of the foregoing on or prior to the Amendment Effective Date in connection with the Loan Documents.

        Promptly after the Amendment Effective Date occurs, the Administrative Agent shall notify the Borrower and the Banks thereof, and such notice shall be conclusive and binding on all parties hereto.

        4. Ratification; Miscellaneous. Except as amended hereby, all other provisions, terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. Each of the representations and warranties made by the Borrower or any other member of the Borrower Affiliated Group in any of the Loan Documents was true and correct when made and is true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default exists on the date hereof. This Amendment shall not be deemed a waiver of any defaults that may exist under any of the Loan Documents. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York without giving effect to the conflict of law principles thereof.

        IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to Revolving Credit Agreement as of this 4th day of December, 2003.

BARNES & NOBLE, INC., Borrower

By:	/ s / John C. Weisenseel

Name: John Weisenseel
Title: Vice President and Treasurer

FLEET NATIONAL BANK,
as a Bank and as Administrative Agent

By:	/ s / Alexis MacElhiney

Name: Alexis MacElhiney
Title: Vice President

ING CAPITAL LLC, as a Bank and as
Documentation Agent

By:	/ s / William B. Redmond

Name: William B. Redmond
Title: Managing Director

(Signatures continued on next page)

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Bank and as Syndication Agent

By:	/ s / Denis Waltrich

Name: Denis Waltrich
Title: Associate

CITICORP USA, INC., as a Bank

By:	/ s / John Frezoulis

Name: John Frezoulis
Title: Vice President

SUNTRUST BANK, as a Bank

By:	/ s / Heidi M. Khambatta

Name: Heidi M. Khambatta
Title: Vice President

THE BANK OF NEW YORK, as a Bank

By:	/ s / Johna M. Fidanza

Name: Johna M. Fidanza
Title: Vice President

WELLS FARGO BANK NA, as a Bank

By:	/ s / Kathleen Rosof

Name: Kathleen Rosof
Title: Vice President

(Signatures continued on next page)

JPMORGAN CHASE BANK, as a Bank

By:	/ s / Rebecca Vogel

Name: Rebecca Vogel
Title: Vice President

SOVEREIGN BANK, as a Bank

By:	/ s / Jesse Wong

Name: Jesse Wong
Title: Vice President

NATIONAL CITY BANK, as a Bank

By:	/ s / Thomas J. McDonnell

Name: Thomas J. McDonnell
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Bank

By:	/ s / Temple H. Abney

Name: Temple H. Abney
Title: Vice President

(Signatures continued on next page)

COMERICA BANK, as a Bank

By:	/ s / Joel S. Gordon

Name: Joel S. Gordon
Title: Assistant Vice President

FIFTH THIRD BANK, as a Bank

By:	/ s / Anne Pierson

Name: Anne Pierson
Title: Assistant Vice President

MELLON BANK, N.A. , as a Bank

By:	/ s / Mark F. Johnston

Name: Mark F. Johnston
Title: First Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/ s / Gregory L. Dryden
Name: Gregory L. Dryden
Title: Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as a
Bank

By:	/ s / Timothy S. Avendt

Name: Timothy S. Avendt
Title: Vice President

(Signatures continued on next page)

FIRST HAWAIIAN BANK, as a Bank

By:	/ s / Charles L. Jenkins

Name: Charles L. Jenkins
Title: Vice President, Manager

HIBERNIA NATIONAL BANK, as a Bank

By:	/ s / Michael R. Geissler

Name: Michael R. Geissler
Title: Vice President

(Signatures continued on next page)

Acknowledged and Agreed:

BARNES & NOBLE BOOKSELLERS, INC., Guarantor

By:	/ s / John Weisenseel
Name: John Weisenseel
Title: Vice President and Treasurer
Hereunto Duly Authorized

B. DALTON BOOKSELLER, INC., Guarantor

By:	/ s / John Weisenseel
Name: John Weisenseel
Title: Vice President and Treasurer
Hereunto Duly Authorized

DOUBLEDAY BOOK SHOPS, INC., Guarantor

By:	/ s / John Weisenseel
Name: John Weisenseel
Title: Vice President and Treasurer
Hereunto Duly Authorized

B&N.COM HOLDING CORP., Guarantor

By:	/ s / John Weisenseel
Name: John Weisenseel
Title: Vice President and Treasurer
Hereunto Duly Authorized

CCI HOLDINGS, INC., Guarantor

By:	/ s / John Weisenseel
Name: John Weisenseel
Title: Vice President and Treasurer
Hereunto Duly Authorized

(Signatures continued on next page)

STERLING PUBLISHING CO., INC., Guarantor

By:	/ s / John Weisenseel
Name: John Weisenseel
Title: Vice President and Treasurer
Hereunto Duly Authorized

ALTAMONT PRESS, INC., Guarantor

By:	/ s / John Weisenseel
Name: John Weisenseel
Title: Vice President and Treasurer
Hereunto Duly Authorized